Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO FACILITY AGREEMENT

FIRST AMENDMENT TO FACILITY AGREEMENT (this “Amendment”), dated as of June 1, 2017, by and among NEOS THERAPEUTICS, INC., a Delaware corporation (“Borrower”), NEOS THERAPEUTICS COMMERCIAL, LLC, NEOS THERAPEUTICS BRANDS, LLC, NEOS THERAPEUTICS, LP, PHARMAFAB TEXAS, LLC (COLLECTIVELY, THE “Guarantors”) DEERFIELD PRIVATE DESIGN FUND III, L.P. (“DPDF”) and DEERFIELD SPECIAL SITUATIONS FUND, L.P. (“DSSF”, and together with DPDF collectively referred to as the “Lenders” and together with the Borrower and the Guarantors, the “Parties”).

RECITALS:

A.            Borrower and Lenders have entered into that certain Facility Agreement dated as of May 11, 2016 (together with all exhibits and schedules thereto and as the same has been and may from time to time hereafter, be amended, modified, restated or otherwise supplemented, the “Facility Agreement”).

B.            As of the date hereof the Accrued Interest Amount is equal to $6,586,461.72 (the “Amendment Date Accrued Interest Amount”).

C.            Borrower and Guarantors (i) have requested that Lenders extend the maturity of the Accrued Interest Amount, (ii) agreed to issue new promissory notes to evidence the Amendment Date Accrued Interest Amount and to permit, subject to certain conditions, Lenders to convert the Accrued Interest Amount to common stock of Borrower, and (iii) have agreed with Lenders to make certain other modifications to the Facility Agreement.

D.            Lenders are willing to amend the Facility Agreement to provide for such extension of the maturity of the Accrued Interest Amount and the other modifications set forth herein, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Parties agree as follows:

1.             Defined Terms.  Capitalized terms used herein which are defined in the Facility Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Facility Agreement.  The Recitals to this Amendment are incorporated herein in their entirety by this reference thereto.

2.             Amendments to Facility Agreement.  Subject to the satisfaction of the Conditions Precedent set forth in Section 3 of this Amendment, the Facility Agreement is hereby amended as follows:

a.             Section 1.1 of the Facility Agreement is hereby amended to add the following additional defined terms:

“Amendment Date Accrued Interest Amount” shall have the meaning provided therefor in the First Amendment.

“Common Stock” shall have the meaning provided therefor in the Senior Secured Convertible Notes.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“First Amendment” shall mean the First Amendment to Facility Agreement dated as of June 1, 2017 between Borrower and Lenders.

“Net Product Sales” means the net product sales of the Company’s products (representing the gross product sales, less gross to net sales adjustments) as disclosed in the Company’s financial statements included in its periodic reports filed with the SEC.

“Registration Rights Agreement” has the meaning provided therefor in the Senior Secured Convertible Notes.

“Securities” shall mean, collectively the Senior Secured Convertible Notes and the Conversion Shares.

“Senior Secured Convertible Notes” means the senior secured convertible promissory notes, each in the form attached to the First Amendment as Exhibit B thereto, which, for the avoidance of doubt, shall have an aggregate principal amount equal to the Amendment Date Accrued Interest Amount.  For the avoidance of doubt any Principal (as therein define) of a Senior Secured Convertible Note that is converted in accordance with the terms thereof, shall be, and be deemed to be, paid in full and not outstanding for purposes of the Facility Agreement and otherwise.

b.             The definition of Notes in Section 1.1 of the Facility Agreement is hereby deleted in its entirety and the following is inserted in substitution therefor:

“Notes” means the Notes issued to the Lenders evidencing the Loan in the form of Exhibit A attached hereto, and the Senior Secured Convertible Notes evidencing the Amendment Date Accrued Interest Amount, in each case, as amended, restated, supplemented or otherwise modified from time to time.

c.             The definition of Loan Documents in Section 1.1 of the Facility Agreement is hereby amended (i) to include this Amendment, the Registration Rights Agreement and the Senior Secured Convertible Notes as additional Loan Documents and (ii) to exclude Common Stock and Conversion Shares, each as defined in the Senior Secured Convertible Note.

The definition of Obligations in Section 1.1 of the Facility Agreement is hereby amended and restated to read as follows:

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““Obligations” means all obligations for the payment of the Loans, the Amendment Date Accrued Interest Amount, interest, fees, premiums and all other amounts due with respect thereto or otherwise arising under or in connection with this Agreement or the other Loan Documents.”

d.             Notwithstanding anything contained in Section 2.7 of the Facility Agreement to the contrary, effective as of the date of this Amendment,  the maturity of the Amendment Date Accrued Interest Amount as evidenced by the Senior Secured Convertible Notes is hereby extended to June 1, 2018, which shall be the initial stated maturity date for the Senior Secured Convertible Notes.  The outstanding principal amount of the Senior Secured Convertible Notes shall bear interest at the Interest Rate, payable quarterly, in arrears, together with interest on the outstanding principal amount of the Loan.

(i)            The Borrower shall prepay the outstanding principal amount of the Senior Secured Convertible Notes and all accrued and unpaid interest thereon (A) if Required Convertible Note Holders (as defined in the Senior Secured Convertible Note) shall deliver a written notice stating that one of the conditions described in the following clause (B) has occurred and demanding prepayment of the Senior Secured Convertible Notes (such notice, a “Convertible Notes Prepayment Notice”), and (B) if either of the following events (each, a “Convertible Notes Prepayment Trigger”) a shall occur: (i) in the event that Borrower’s Net Product Sales for any calendar quarter commencing with the calendar quarter ending June 30, 2017 to and including  the calendar quarter ending March 31, 2018 (or, if the maturity of the Senior Secured Convertible Notes has been extended to June 1, 2019 pursuant to paragraph 2(d)(ii) below, commencing with the calendar quarter ending June 30, 2018 and to and including the calendar quarter ending December 31, 2018), as set forth in Borrower’s financial statements delivered to Lenders and/or filed with the SEC pursuant to Section 5.1(v) of the Facility Agreement are less than eighty percent (80%) of the Product Revenue (as defined below) for such quarter; or (ii) Borrower has not received and publicly announced its receipt from the FDA of the approval of the new drug applications listed and described on Schedule 2(d)(i)(B)(ii) attached to this Amendment by the Prescription Drug User Fee Act goal date corresponding to such new drug application on said schedule.  Prepayment under this paragraph 2(d)(i) shall be paid within three Business Days of the Borrower’s receipt of the Convertible Note Prepayment Notice.

(ii)           The Borrower may, at its election, extend the maturity of the Senior Secured Convertible Notes to June 1, 2019, upon written notice by Borrower to Lenders given not more than thirty (30) days and not less than ten (10) days prior to June 1, 2018 and so long as each of the following conditions are met: (A) at the time of such election, no Event of Default shall have occurred and be continuing; (B) no Convertible Notes Prepayment Trigger shall have occurred; and (C) Net Product Sales for the four consecutive quarter period ending March 31, 2018, as set forth in Borrower’s financial statements delivered to Lenders and/or filed with the SEC pursuant to Section 5.1(v) of the Facility Agreement, is not less than ninety five

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percent (95%) of the Product Revenue set forth on Schedule 2(d)(i)(B)(i) attached hereto for such calendar period.

(iii)          The term “Product Revenue” means the estimated product revenues identified on Schedule 2(d)(i)(B)(i) to this Amendment, which estimated revenue levels are estimates reported by Bloomberg Financial Services.  The Lenders acknowledge that such estimates have not been prepared by the Company and the Company’s agreement herein to include such estimates as the “Product Revenue” for purposes of this Amendment does not constitute the Company’s adoption or endorsement of such estimates.

e.             On the date hereof, Borrower shall issue to each Lender, a Senior Secured Convertible Note in the form of Exhibit B attached hereto (each, a “Senior Secured Convertible Note”) in the principal amount set forth opposite such Lender’s name on Schedule I hereto, to evidence the Amendment Date Accrued Interest Amount owed to such Lender with respect to the original Notes issued on the date of execution of the Facility Agreement (the “Existing Notes”).  In consideration of the amendments set forth herein, Borrower agrees to permit Lenders to convert all or any part of the Accrued Interest Amount reflected as principal of the Senior Secured Convertible Notes into shares of common stock of Borrower on the terms set forth in the Senior Secured Convertible Notes.  The Lenders agree that the terms and conditions of the Accrued Interest Amount have been amended and restated as set forth in this Amendment and in the Senior Secured Convertible Notes.  Each Lender agrees to annotate any Existing Note to record that any Amendment Date Accrued Interest Amount recorded as principal on such Existing Note has been so amended and restated and does not constitute principal under such Existing Note, as of the date of issuance of the related Senior Secured Convertible Note.

f.             Sections 2.3(b) and 2.3(c) of the Facility Agreement are hereby deleted in their entirety and the following are inserted in substitution therefor:

“(b)         The Borrower shall, subject to the provisions of this Section 2.3(b), prepay all of the outstanding Obligations upon the occurrence of a Change of Control.  Such prepayment shall be accompanied by all accrued and unpaid interest on the principal amount of the Notes prepaid, plus a prepayment fee in the amount of (i) 12.25% of the amount of principal prepaid if such prepayment occurs on or after the first anniversary of the Agreement Date, but prior to the second anniversary of the Agreement Date, (ii) 9.0% of the amount of the principal prepaid if such prepayment occurs on or after the second anniversary of the Agreement Date but prior to the third anniversary of the Agreement Date; (iii) 5.75% of the amount of the principal prepaid if such prepayment occurs on or after the third anniversary of the Agreement Date but prior to the fourth anniversary of the Agreement Date, and (iv) 2.0% of the amount of the principal prepaid on or after the fourth anniversary of the Agreement Date.

(c)           Any other prepayment of the Obligations whether voluntary or as a result of acceleration of the Obligations upon the occurrence of an Event of Default shall be accompanied by all accrued and unpaid interest on the principal amount of the Notes prepaid, plus a prepayment fee in the amount of (i) 12.75% of the amount of principal prepaid, plus all interest which, absent such

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prepayment, would have accrued on the principal amount of the Notes prepaid through the third anniversary of the Agreement Date, if such prepayment occurs prior to the third anniversary of the Agreement Date, (ii) 12.75% of the amount of principal prepaid if such prepayment occurs on or after the third anniversary of the Agreement Date, but prior to the fourth anniversary of the Agreement Date, (iii) 6.5% of the amount of the principal prepaid if such prepayment occurs on or after the fourth anniversary of the Agreement Date but prior to the fifth anniversary of the Agreement Date; and (iv) 3.25% the amount of the principal prepaid if such prepayment occurs on or after the fifth anniversary of the Agreement Date.  Borrowers shall provide Lenders thirty (30) days prior written notice of any voluntary prepayment of the Obligations.”

3.             Conditions Precedent.

The effectiveness of this Amendment shall be subject to the fulfillment or waiver of the following conditions (“Conditions Precedent”):

(i)            Delivery of Documents.  Lenders shall have received the agreements, instruments, documents and agreements listed and described on the closing checklist attached hereto as Exhibit A, duly executed where appropriate by an authorized representative of each Person a party thereto, in each case in form and substance satisfactory to Lender.

(ii)           Performance; No Default.  The Borrower shall have performed and complied with all agreements and conditions contained in the Facility Agreement and the other Loan Documents to be performed by or complied with by the Borrower prior to the date hereof.

(iii)          Legal Fees and Expenses.  The Borrower shall have reimbursed Lenders for all reasonable out-of-pocket costs, fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Lenders in connection with the negotiation, documentation and closing of this Amendment.

(iv)          Delivery of Secured Convertible Notes.  The Borrower shall have delivered to each Lender a Senior Secured Convertible Note in the aggregate principal amount set forth opposite such Lender’s name on Schedule I hereto.

(v)           Registration Rights Agreement.  The Borrower shall have delivered to Lender an executed Registration Rights Agreement in the form of Exhibit C attached hereto.

4.             Representations and Warranties of the Borrower.  The Borrower and the Guarantors, jointly and severally, each hereby represent and warrant to the Lenders as of the date of this Agreement as follows, which representations and warrants as set forth in Sections 4(f), (g), (h), (i) and (j), shall survive the execution and delivery of this Amendment and continue in full force and effect until the earlier of all of the Senior Secured Convertible Notes have been repaid in full:

a.             Organization and Good Standing. Each of the Borrower and the Guarantors is an entity duly incorporated or otherwise organized, validly existing and in good

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standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

b.             Authority.  Each of the Borrower and Guarantors has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment and the other Loan Documents as amended hereby and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Amendment by each of the Borrower and Guarantors and the consummation by it of the transactions contemplated hereby and by the other Loan Documents as amended hereby have been duly authorized by all necessary action on its part, and no further action of its board of directors, managers, partners, stockholders or members is required in connection herewith or therewith.

c.             Consents.  Each of the Borrower and Guarantors is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more registration statements in accordance with the requirements of the Registration Rights Agreement, one or more Exchange Act filings disclosing the entry into this Amendment and the transactions contemplated herby, one or more notifications to NASDAQ related to the Common Stock underlying the Senior Secured Convertible Notes, a Form D with the SEC and any other filings as may be required by any state securities agencies), any Governmental Authority or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by this Amendment, the Facility Agreement, the Registration Rights Agreement or the other Loan Documents (as amended hereby), to which it is a party, in each case, in accordance with the terms hereof or thereof.  Each of the Borrower and the Guarantors shall obtain or make (as applicable) all consents, authorizations, orders, filings and registrations which it is required to obtain pursuant to the preceding sentence on a timely basis, and it is not aware of any facts or circumstances that would reasonably be expected to prevent it from obtaining or effecting any of the registration, application or filings contemplated by this Amendment, the Registration Rights Agreement or the other Loan Documents (as amended hereby).  The Borrower is not in violation of the requirements of NASDAQ and has no knowledge of any facts or circumstances which would reasonably be expected to lead to delisting or suspension of the common stock of the Borrower in the foreseeable future.  The Borrower is not, and never has been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act).  The Borrower is eligible to register the Conversion Shares for resale by the holders thereof on a registration statement on Form S-3 under the Securities Act.  The common stock of the Borrower is eligible for clearing through The Depository Trust Company (“DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Borrower is eligible for and participating in the Direct Registration System (DRS) of DTC with respect to the its common stock.  The transfer agent for the common stock of the Borrower is a participant in, and the common stock of the Borrower is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program.  The Common Stock of the Borrower is not, and has not at any time been, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in shares of the common stock of the Borrower through DTC.

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d.             Valid and Binding Agreement.  This Amendment has been duly executed and delivered by each of the Borrower and the Guarantors and constitutes its valid and binding obligations, enforceable against it in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

e.             Non-Contravention.  The execution and delivery of this Amendment and the performance by each of the Borrower and the Guarantors of its obligations hereunder and under the other Loan Documents as amended hereby does not and will not (i) violate any provision of its certificate of incorporation or formation, operating agreement, partnership agreement, bylaws or other organizational documents, as applicable (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which it is subject, or by which any of its property or assets is bound or affected, (iii) require any permit, authorization, consent, approval, exemption or other action by, notice to or filing with, any court or other federal, state, local or other governmental authority or other Person, (iv) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under any permit or contract to which it is a party or by which any of its properties or assets are bound, or (v) result in the creation or imposition of any Lien on any part of its properties or assets.  No Event of Default exists.

f.             Issuance of Conversion Shares.  The Conversion Shares (as defined in the Notes) issuable upon a conversion of the Notes are duly authorized and when issued upon any such conversion, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Borrower.  The Borrower has reserved from its duly authorized capital stock the Conversion Shares issuable pursuant to the Notes.

g.             SEC Reports.  The Borrower has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Borrower was subject to such requirements) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

h.             Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Borrower or any of its affiliates or representatives to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Amendment.  The Lenders shall have no obligation with

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respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4(h) that may be due in connection with the transactions contemplated hereby.

i.              Exemption from Registration.  Neither the Borrower, nor any of its affiliates, nor any Person acting on its or their behalf, has offered or issued any of the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act).  Assuming the accuracy of the Lenders’ representations and warranties set forth in Section 5, no registration under the Securities Act is required for the offer and issuance of the Securities by the Borrower to the Lenders as contemplated hereby.

j.              No Integrated Offering.  Neither the Borrower, nor any of its affiliates, nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering and issuance of the Securities to be integrated with prior offerings by the Borrower (i) for purposes of the Securities Act and which would require the registration of any such securities under the Securities Act, or (ii) for purposes any applicable stockholder approval provisions of NASDAQ.

k.             Protective Plans.  The Borrower and the Borrower’s board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Borrower’s certificate of incorporation, bylaws or the laws of the State of Delaware that is or could become applicable to any of the Lenders as a result of the transactions contemplated hereby or by the Senior Secured Convertible Notes and the other Loan Documents (as amended hereby) and the Borrower’s fulfilling its obligations with respect thereto, including the Borrower’s issuance of the Conversion Shares.  The Borrower has not adopted a stockholders rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Borrower (an such plan or arrangement, a “Rights Plan”), and after the date of this Amendment, the Borrower will not adopt any Rights Plan that in any way limits or restricts any Lender’s (or any permitted transferee’s) exercise in full of its rights under the Senior Secured Convertible Notes.

5.             Representations and Warranties of the Lenders.  Each Lender hereby severally represents and warrants to as follows:

a.             Organization and Good Standing.  Such Lender is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

b.             Authority.  Such Lender has the requisite power and authority to enter into and to consummate the transactions contemplated by this Amendment and the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of this Amendment and the Registration Rights Agreement by such Lender and the consummation by it of the transactions contemplated hereby and thereby

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have been duly authorized by all necessary action on the part of such Lender and no further action is required in connection herewith or therewith.

c.             Valid and Binding Agreement.  This Amendment and the Registration Rights Agreement have been duly executed by such Lender and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of such Lender, enforceable against such Lender in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

d.             Non-Contravention.  The execution and delivery of this Amendment and the Registration Rights Agreement by such Lender and the performance by such Lender of its obligations hereunder and thereunder does not and will not (i) violate any provision of such Lender’s organizational or charter documents, (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Lender is subject, or by which any property or asset of such Lender is bound or affected, (iii) violate or result in a material breach of contract to which such Lender is a party or by which any of its properties or assets are bound.

e.             Exemption.  Such Lender understands that the Securities being offered, sold, issued and delivered to it in reliance upon specific provisions of federal and applicable state securities laws, and that the Borrower is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Lenders set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws.

f.             Knowledge; Sophistication.  Such Lender has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Securities, and has so evaluated the merits and risks of such investment.

g.             No Distribution. Such Lender is acquiring the Securities for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Lender does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

h.             Accredited Investor Status.  Such Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

i.              Transfer or Resale.  Such Lender understands that the Securities will be subject to restrictions on transfer, and bear restrictive legends, as and to the extent set forth in the Senior Secured Convertible Notes.

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6.             Additional Covenants.  Borrower covenants and agrees that:

a.             Reservation of the Common Stock.  On and after the date hereof, the Borrower shall at all times reserve and keep available, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Borrower to issue Conversion Shares pursuant to the Notes.

b.             Blue Sky Filings.  The Borrower shall take such action as is reasonably necessary in order to obtain an exemption for, or to qualify the Conversion Shares for, issuance and sale to the Lenders under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

c.             Listing. The Borrower has submitted a notification of listing of additional shares for the listing of the Conversion Shares on The Nasdaq Global Market and will use its reasonable best efforts to secure such listing.  The Borrower shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(c).

d.             Disclosure.  The Borrower shall within four (4) Business Days of the  effectiveness of this Amendment in accordance with the terms of Section 3 above, file a Current Report on Form 8-K that, inter alia, attaches a copy of this Amendment, including the exhibits and schedules hereto.

e.             Reporting. From the date of this Amendment until the first Business Day on which no Senior Secured Convertible Notes are convertible into shares of Commons Stock of the Borrower, other than by virtue of the 9.985% Cap thereunder (the “Reporting Period”), (i) the Borrower shall (A) timely (without giving effect to any extensions pursuant to Rule 12b-25 of the Exchange Act) file all reports required to be filed with the SEC pursuant to the Exchange Act, and (B) publicly disclose (by a widely disseminated press release or filing of a Form 8-K with the SEC) (1) its receipt of the approval from the FDA or other relevant Governmental Authority of any new drug application listed on Schedule 2(d)(ii) within two (2) Business Days of the approval being obtained, or (2) the Borrower’s receipt of written demand by the Required Convertible Note Holders (as defined in the Senior Secured Convertible Notes) of mandatory prepayment of the Senior Secured Convertible Notes pursuant to Section 2(d)(i) of this Amendment, and (ii) the Borrower shall not take any action that would reasonably be expected to result in the termination of the registration of its Common Stock under the Exchange Act or otherwise terminate its status as an issuer required to file reports under the Exchange Act, even if the securities laws would otherwise permits any such termination.  The Borrower shall take all actions necessary to cause its Common Stock to remain listed on the NASDAQ Global market during the Reporting Period.  The Borrower shall not take any action that would reasonably be expected to result in the delisting or suspension or termination of trading of the Common Stock of the Borrower on the NASDAQ Global Market.

7.             Acknowledgements: Borrower and the Guarantors, jointly and severally, irrevocably and unconditionally acknowledges, affirms and covenants to each Lender that:

a.             such Lender is not in default under any of the Loan Documents and has not otherwise breached any obligations to Borrower or Guarantors; and

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b.             there are no offsets, counterclaims or defenses to the Obligations, including the liabilities and obligations of the Borrower or any Guarantor under the Notes and other Loan Documents (as amended hereby), or to the rights, remedies or powers of such Lender in respect of any of the Obligations or any of the Loan Documents, and the Borrower and each Guarantor agrees not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by such Lender with respect thereto.

8.             This Amendment is an amendment contemplated under Section 6.6 of the Facility Agreement. For the avoidance of doubt, this Amendment is governed by and subject to the provisions of Article 6 of the Facility Agreement, which provisions are incorporated herein in their entirety by this reference thereto.

9.             Effect of Amendment; Reservation of Rights.  The parties hereto hereby agree that (a) the term “Notes” as used in the Loan Documents shall mean the Existing Notes and the Senior Secured Convertible Notes and (b) the term “Obligations” as used in the Loan Documents, as amended hereby, shall include all liabilities and obligations of the Borrower and Guarantors under this Amendment, under the Facility Agreement (as amended hereby) under the Notes (as amended hereby) and under the other Loan Documents, and each of the parties hereto agrees not to take any contrary positions. Except as expressly set forth herein, none of the Lenders has agreed to any modification of the Facility Agreement or any other Loan Document, nor waived (nor hereby waives), any obligation of Borrower or any Guarantor, or any breach, default or Event of Default that may be exist, under any of the Loan Documents, nor any of its rights or remedies thereunder, including any rights or remedies arising from any breach, default or Event of Default, and each of the Lenders expressly reserves all such rights and remedies.

10.          Reaffirmation.  Each of the Borrower and the Guarantors, as issuer, debtor, grantor, pledgor, mortgagor, guarantor or assignor, or in other any other similar capacity in which such Person grants Liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) acknowledges and agrees that it has reviewed this Amendment, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under each of the Loan Documents (as amended hereby) to which it is a party (after giving effect hereto), and (iii) to the extent such Person granted Liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations (as amended hereby).  Each of the Borrower and the Guarantors hereby consents to this Amendment and acknowledges that this Amendment is a Loan Document and that each of the Loan Documents (as amended hereby) remains in full force and effect and is hereby ratified and reaffirmed.

[Remainder of Page Intentionally Left Blank, signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

BORROWER:

NEOS THERAPEUTICS, INC.

By:	/s/ Vipin K. Garg
Name:	Vipin K. Garg
Title:	President & CEO

GUARANTORS:

NEOS THERAPEUTICS COMMERCIAL, LLC

By:	/s/ Vipin K. Garg
Name:	Vipin K. Garg
Title:	President & CEO

NEOS THERAPEUTICS BRANDS, LLC

By:	/s/ Vipin K. Garg
Name:	Vipin K. Garg
Title:	President & CEO

NEOS THERAPEUTICS, LP

By:	PharmaFab Texas, LLC, its general partner

By:	/s/ Vipin K. Garg
Name:	Vipin K. Garg
Title:	Sole Manager

PHARMAFAB TEXAS, LLC

By:	/s/ Vipin K. Garg
Name:	Vipin K. Garg
Title:	Sole Manager

LENDERS:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P., its General Partner
By:	J.E. Flynn Capital III, LLC, its General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Mgmt., L.P., its General Partner
By:	J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

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EXHIBIT A

Closing Document Checklist

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DEERFIELD / NEOS THERAPEUTICS FIRST AMENDMENT TO FACILITY AGREEMENT

CLOSING CHECKLIST

Borrower	Neo Therapeutics, Inc., a Delaware corporation
Deerfield	Deerfield Private Design Fund III, L.P. and Deerfield Special Situations fund, L.P.
Agent	Deerfield Mgmt, L.P.
Goodwin	Goodwin Procter LLP, Borrower counsel
Katten	Katten Muchin Rosenman LLP
Guarantors	Neos Therapeutics Commercial, LLC (DE) (NTC) Neos Therapeutics Brands, LLC (DE) (NTB) Neos Therapeutics, LP (TX) (NTLP) PharmaFab Texas, LLC (TX) (PFT)

	Document	Responsible Party	Signatures	Status
1.	First Amendment to Facility Agreement	Katten/Goodwin	☐ Borrower ☐ NTC ☐ NTB ☐ NTLP ☐ PFT ☐ Deerfield	Complete
2.	Exhibits to First Amendment to Facility Agreement		N/A
	Exhibit A—Closing Checklist	Katten/Goodwin	N/A
	Exhibit B—Amended and Restated Senior Secured Convertible Note	Katten/Goodwin	N/A
3.	Schedules	Borrower	N/A
4.	Amended and Restated Senior Secured Convertible Notes in favor of Deerfield	Katten	☐ Borrower	Complete
5.	Registration Rights Agreement	Borrower/Goodwin	☐ Borrower ☐ Deerfield	Complete
A.	CERTIFICATES AND MISCELLANEOUS
6.	Officer’s Certificate of Borrower, attaching organizational documents, resolutions and incumbency	Goodwin	☐ Rich ☐ Vipin	Complete
	A. Certificate of Incorporation	Goodwin	N/A
	B. Bylaws	Goodwin	N/A
	C. Resolutions	Goodwin	N/A
	D. Incumbency	Goodwin	☐ Rich ☐ Vipin
	E. Good Standing (DE)	Goodwin	N/A

	Document	Responsible Party	Signatures	Status
7.	Officer’s /Manager’s Certificate of NTC, attaching organizational documents, operating agreement, resolutions and incumbency	Goodwin	☐ Rich ☐ Vipin	Complete
	A. Certificate of Formation	Goodwin	N/A
	B. Operating Agreement	Goodwin	N/A
	C. Resolutions	Goodwin	☐ Rich
	D. Incumbency	Goodwin	☐ Rich ☐ Vipin
	E. Good Standing (DE)	Goodwin	N/A
8.	Officer’s/Manager’s Certificate of NTB, attaching organizational documents, operating agreement, resolutions and incumbency	Goodwin	☐ Rich ☐ Vipin	Complete
	A. Certificate of Formation	Goodwin	N/A
	B. Operating Agreement	Goodwin	N/A
	C. Resolutions	Goodwin	☐ Rich
	D. Incumbency	Goodwin	☐ Rich ☐ Vipin
	E. Good Standing (DE)	Goodwin	N/A
9.	General Partner’s Certificate of NTLP, attaching organizational documents, partnership agreement, resolutions and incumbency	Goodwin	☐ Vipin	Complete
	A. Certificate of Formation	Goodwin	N/A
	B. Partnership Agreement	Goodwin	N/A
	C. Resolutions	Goodwin	☐ Vipin
	D. Incumbency	Goodwin
	E. Good Standing (TX)	Goodwin	N/A
10.	Officer’s/Manager’s Certificate of PFT, attaching organizational documents, operating agreement, resolutions and incumbency	Goodwin	☐ Vipin	Complete
	A. Certificate of Formation	Goodwin	N/A
	B. Operating Agreement	Goodwin	N/A
	C. Resolutions	Goodwin	☐ Vipin
	D. Incumbency	Goodwin
	E. Good Standing (TX)	Goodwin	N/A

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EXHIBIT B

Form of Senior Secured Convertible Note

SENIOR SECURED CONVERTIBLE NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, INCLUDING PURSUANT TO RULE 144 OR 144A UNDER THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(a)(7) OF THE SECURITIES ACT OR APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF SALE.”  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Issuance Date: June 1, 2017	Principal:
U.S. $[ ]

FOR VALUE RECEIVED, NEOS THERAPEUTICS, INC., a Delaware corporation (the “Company”), hereby promises to pay to [         ] , or its registered assigns (the “Holder”) the principal amount of [        ]  ($[      ])] (the “Principal”), which is the Accrued Interest Amount (as such term is defined in the Facility Agreement, dated as of May 11, 2016, as amended by the a First Amendment to Facility Agreement, dated as of June 1, 2017,  by and among the Company and the Lenders party thereto (as so amended, together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time, the “Facility Agreement”)) with respect to the Existing Note (as defined in the  Facility Agreement) held by the Holder as of the date hereof.  The Company hereby promises to pay accrued and unpaid Interest (as defined below) and premium, if any, on the Principal on the dates, at the rates and in the manner provided for in the Facility Agreement.  This Senior Secured Convertible Note (including all Senior Secured Convertible Notes issued in exchange, transfer or replacement hereof, and as any of the foregoing may be amended, restated, supplemented or otherwise modified from time, this “Note”) is one of the Senior Secured Convertible Notes issued pursuant to the Facility Agreement as amended pursuant to the Amendment (collectively, including all Notes issued in exchange, transfer or replacement thereof, as well as any of the foregoing may be amended, restated, supplemented or otherwise modified from time to time, the “Notes”).  All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Facility Agreement.

The Principal of this Note may be prepaid prior to the Maturity Date, and shall be mandatorily prepayable, as provided in the Facility Agreement.  At any time an Event of Default exists, the Principal of this Note, together with all accrued and unpaid Interest and any applicable premium due, if any, may be declared, or shall otherwise become, due and payable in the manner, at the price and with the effect provided in the Facility Agreement.

1.                                      Definitions.

(a)                                 Certain Defined Terms.  For purposes of this Note, the following terms shall have the following meanings:

(i)                                     “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.  As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

(ii)                                  “Common Stock” means the common stock of the Company.

(iii)                               “Conversion Amount” means the portion of the Principal to be converted.

(iv)                              “Conversion Date” means the date of delivery via facsimile or electronic mail of a Conversion Notice.

(v)                                 “Conversion Price” means, as of any Conversion Date, the greater of (A) ninety five percent (95%) of the average of the Volume Weighted Average Prices per Share for the three (3) Trading Day period immediately preceding the Conversion Date (the “Measurement Period”); provided, that in the event that a stock split, stock combination, reclassification, payment of stock dividend, recapitalization or other similar transaction of such character that the Shares shall be changed into or become exchangeable for a larger or small number of shares (a “Stock Event”) is consummated during the Measurement Period, the Volume Weighted Average Price for all Trading Days during the Measurement Period prior to the effectiveness of the Stock Event shall be appropriately adjusted to reflect such Stock Event, and (B) $7.00, subject to appropriate adjustment for any Stock Event that occurs after the Issuance Date.

(vi)                              “Conversion Shares” means fully paid and nonassessable shares of Common Stock.

(vii)                           “Delisting Event” means an event which shall be deemed to have occurred if the Shares cease to be listed, traded or publicly quoted on the Principal Market on which Shares are listed as of such date, and shall continue until such shares are relisted or requoted on either the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market (each, a “Principal Market”).

(viii)                        “Interest” means any interest (including any default interest) accrued on the Principal pursuant to the terms of this Note and the Facility Agreement.

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(ix)                              “Issuance Date” means the date listed as the Issuance Date on the cover page hereof, regardless of any exchange or replacement hereof.

(x)                                 “Market Disruption Event” means, with respect to any trading day and any security, (a) a failure by the Principal Market to open for trading during its entire regular trading session, (b) the occurrence or existence prior to 1:00 p.m., New York City time, on such day for such securities for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant securities exchange or otherwise) in such securities or in any options, contracts or future contracts relating to such securities, or (c) to the extent “Volume Weighted Average Price” is determined in accordance with clause (b) of the definition thereof, the suspension of trading for the one-half hour period ending on the scheduled close of trading on such day (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in such securities.

(xi)                              “Maturity Date” means June 1, 2018, subject to extension upon the terms, and subject to the conditions, set forth in the Facility Agreement.

(xii)                           “Principal” means the outstanding principal amount of this Note as of any date of determination.

(xiii)                        “Principal Market” shall have the meaning set forth in the definition of Delisting Event above.

(xiv)                       “Registration Failure” means that (A) the Company fails to file with the SEC on or before the Filing Deadline (as defined in the Registration Rights Agreement) any Registration Statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement registering Conversion Shares, (B) the Company fails to use its best efforts to obtain effectiveness with the SEC, prior to the Registration Deadline (as defined in the Registration Rights Agreement), of any Registration Statement (as defined in the Registration Rights Agreement) that is required to be filed pursuant to Section 2(a) of the Registration Rights Agreement registering Conversion Shares, or fails to use its best efforts to keep such Registration Statement current and effective as required in Section 3 of the Registration Rights Agreement, (C) the Company fails to file any additional Registration Statements required to be filed pursuant to Section 2(a)(ii) of the Registration Rights Agreement registering Conversion Shares on or before the Additional Filing Deadline or fails to use its best efforts to cause such new Registration Statement to become effective on or before the Additional Registration Deadline, (D) any Registration Statement required to be filed under the Registration Rights Agreement registering Conversion Shares, after its initial effectiveness and during the Registration Period (as defined in the Registration Rights Agreement), lapses in effect or sales of any Conversion Shares constituting Registrable Securities (as defined in the Registration Rights Agreement) cannot otherwise be made thereunder (whether by reason of the Company’s failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement, the Company’s failure to file and to obtain effectiveness with the SEC of an additional Registration Statement registering Conversion Shares or amended Registration Statement required pursuant to Sections 2(a)(ii) or 3(b) of the Registration Rights Agreement, as

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applicable, or otherwise), other than in each case as permitted pursuant to Section 3(q) of the Registration Rights Agreement.

(xv)                          “Registration Rights Agreement” means that certain Registration Rights Agreement dated as of June 1,  2017 by and among the Company, the Holder and the other investors party thereto (together with all schedules and exhibits thereto and as may be amended, restated, modified and supplemented from time to time).

(xvi)                       “Required Convertible Note Holders” means Holders of at least 51% in interest of the Notes.

(xvii)                    “SEC” means the United States Securities and Exchange Commission.

(xviii)                 “Securities Act’ means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

(xix)                       “Shares” means shares of Common Stock, $0.001 par value of the Company.

(xx)                          “Trading Day” means any day on which the Common Stock is traded for any period on the Principal Market; provided, that for purposes of the definition of “Conversion Shares,” Trading Day shall not include any Trading Day on which there is a Market Disruption Event.

(xxi)                       “Volume Weighted Average Price” for any security as of any Trading Day means (a) the volume weighted average sale price of such security on the principal U.S. national or regional securities exchange on which such security is traded as reported by Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereinafter designated by the Required Convertible Note Holders and the Company (“Bloomberg”) or (b), if no volume weighted average sale price is reported for such security, then the closing price per share of such security, or, if no closing price per share is reported for such security by Bloomberg, the average of the last bid and last ask price (or if more than one in either case, the average of the average last bid and average last ask prices) on such Trading Day as reported in the composite transactions for the principal U.S. national or regional securities exchange on which such security is traded.  If the security is not listed for trading on a U.S. national or regional securities exchange on the relevant Trading Day, then the Volume Weighted Average Price will be the average of the mid-point of the last bid and last ask prices of the security in the over-the-counter market on the relevant Trading Day as  reported  by the OTC Markets Group, Inc. or similar organization. If the Volume Weighted Average Price cannot be calculated for such security on such date in the manner provided above, the Volume Weighted Average Price shall be the fair market value as mutually determined by the Company and the Holders of a majority in interest of the Notes being converted for which the calculation of the Volume Weighted Average Price is required in order to determine the Conversion Price of such Notes.  Volume Weighted Average Price will be determine without regard to after-hours trading or any other trading outside of the regular trading hours.

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2.                                      Conversion Rights.  The Principal may be converted into Shares on the terms and conditions set forth in this Section 2 (subject to Section 2.3(a) of the Facility Agreement.

(a)                                 Conversion at Option of the Holder.  At any time prior to the close of business on the fifth Business Day immediately prior to the Maturity Date, subject to the 9.985% Cap (as defined below) and the Exchange Cap (as defined below), the Holder shall be entitled to convert all or any part of the Principal, as of the date of the Conversion Notice (as defined below) therefor delivered in accordance with this Section 2, into Conversion Shares in accordance with this Section 2 at the Conversion Rate (as defined in Section 2(b)).  The Company shall not issue any fraction of a Share upon any conversion.  If the issuance would result in the issuance of a fraction of a Share, then the Company shall round such fraction of a Share up or down to the nearest whole share (with 0.5 rounded up).

(b)                                 Conversion Rate.  The number of Conversion Shares issuable upon a conversion of any portion of this Note pursuant to Section 2 shall be determined according to the following formula (the “Conversion Rate”):

Conversion Amount
Conversion Price

(c)                                  Mechanics of Conversion.  The conversion of the Principal (“Conversion”) shall be conducted in the following manner:

(i)                                     Holder’s Delivery Requirements.  To convert a Conversion Amount into Conversion Shares pursuant to Section 2(a) above on any date, the Holder shall (A) (A) transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to 5:00 p.m. New York City time on such date, a copy of an executed conversion notice in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Company (Attention: Richard Eisenstadt, Fax:  (972) 408-1143, Email: reisenstadt@neostx.com), and (B) if required by Section 2(c)(vi), surrender to a common carrier for delivery to the Company, no later than three (3) Business Days after the Conversion Date, of the original Note being converted (or an indemnification undertaking in customary form with respect to this Note in the case of its loss, theft or destruction).

(ii)                                  Company’s Response.  Upon receipt or deemed receipt by the Company of a copy of a Conversion Notice, the Company (I) shall promptly send, via facsimile, a confirmation of receipt of such Conversion Notice to the Holder and the Company’s designated transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein, and (II) on or before the third (3rd) Business Day following the date of receipt or deemed receipt by the Company of such Conversion Notice (or, if earlier, the end of the standard settlement period for U.S. broker-dealer securities transactions) (the “Share Delivery Date”), credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian (“DWAC”) system, for the number of Conversion Shares to which the Holder shall be entitled.  If notwithstanding the provisions of Section 2(c)(vi), the Holder elects to physically surrender this Note for conversion and the Principal represented by

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this Note is greater than the Principal being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of this Note (the “Note Delivery Date”) and at its own expense, issue and deliver to the Holder a new Note representing the Principal not converted and cancel this Note.

(iii)                               Dispute Resolution.  In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of Conversion Shares that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via facsimile within two (2) Business Days of receipt or deemed receipt of the Holder’s Conversion Notice or other date of determination.  If the Holder and the Company are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall promptly (and in any event within two (2) Business Days) submit via facsimile (A) the disputed determination of the Conversion Price to an independent, reputable investment banking firm agreed to by the Company and the Required Convertible Note Holders, or (B) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent registered public accounting firm, as the case may be.  The Company shall direct the investment bank or the accounting firm, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accounting firm’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.  Notwithstanding the existence of a dispute contemplated by this paragraph, if requested by the Holder, the Company shall issue to the Holder the Conversion Shares not in dispute in accordance with the terms hereof.

(iv)                              Record Holder.  The person or persons entitled to receive the Conversion Shares issuable upon a Conversion shall be treated for all purposes as the legal and record holder or holders of such Shares upon delivery by the Holder of the Conversion Notice, or in the case of Conversion Shares the issuance of which is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(c)(iii), the first Business Day after the resolution of such bona fide dispute and the fees and expenses of such investment bank or accountant shall be paid by the Company.

(v)                                 Company’s Failure to Timely Convert.

(A)                               Cash Damages.  If by the Share Delivery Date, the Company shall fail to issue the Conversion Shares and deliver a certificate to the Holder for, or credit the Holder’s or its designee’s balance account with DTC with, the number of Conversion Shares (provided any of the Unrestricted Conditions are satisfied, free of any restrictive legend) (a “Delivery Failure”), then, in addition to all other available remedies that the Holder may pursue hereunder and under the Facility Agreement, the Company shall pay additional damages to the Holder for each day after the Share Delivery Date such conversion is not timely effected in an amount equal to two percent (2%) of the product of (I) the number of Conversion Shares not issued to the Holder or its designee on or prior to the Share Delivery Date and to which the

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Holder is entitled and (II) the Volume Weighted Average Price of the Common Stock on the Share Delivery Date (such product is referred to herein as the “Share Product Amount”).  Alternatively in lieu of the foregoing damages, subject to Section 2(c)(iii), at the written election of the Holder made in the Holder’s sole discretion, if, on or after the applicable Conversion Date, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Conversion Shares that such Holder anticipated receiving from the Company (such purchased shares, “Buy-In Shares”), the Company shall be obligated to promptly pay to such Holder (in addition to all other available remedies that the Holder may otherwise have), 110% of the amount by which (A) such Holder’s total purchase price (including brokerage commissions, if any) for such Buy-In Shares exceeds (B) the net proceeds received by such Holder from the sale of the number of shares equal to up to the number of Conversion Shares such Holder was entitled to receive but had not received on the Share Delivery Date. If the Company fails to pay the additional damages set forth in this Section 2(c)(v)(A) within five (5) Business Days of the date incurred, then the Holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of such cash damages, the number of Shares equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by (Y) the Conversion Price specified by the Holder in the Conversion Notice.

(B)                               Void Conversion Notice.  If for any reason the Holder has not received all of the Conversion Shares prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a Conversion (a “Conversion Failure”), then the Holder, upon written notice to the Company (a “Void Conversion Notice”), may void its Conversion with respect to, and retain or have returned, as the case may be, any portion of Principal that has not been converted pursuant to the Holder’s Conversion Notice; provided, that the voiding of the Holder’s Conversion Notice shall not affect the Company’s obligations to make any payments that have accrued prior to the date of such notice pursuant to Section 2(c)(v)(A) or otherwise.

(vi)                              Book-Entry.  Notwithstanding anything to the contrary set forth herein, upon Conversion or repayment of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless all of the Principal is being repaid.  The Holder and the Company shall maintain records showing the Principal converted or repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon any such partial conversion or repayment.  Notwithstanding the foregoing, if this Note is repaid as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder may request, representing in the aggregate the remaining Principal represented by this Note.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion or repayment of any portion of this Note, the Principal of this Note may be less than the principal amount stated on the face hereof.

(d)                                 Taxes.  The Company shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the Holder) that may

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be payable with respect to the issuance and delivery of Conversion Shares upon the conversion of this Note, unless the tax is due because the Holder requests any Conversion Shares to be issued in a name other than the Holder’s name, in which case the Holder will pay that tax.

(e)                                  Legends.

(i)                                     Restrictive Legend. The Holder understands that this Note and until such time as the Conversion Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares, as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order consistent therewith may be placed against transfer of the certificates for such securities):

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, INCLUDING PURSUANT TO RULE 144 OR 144A UNDER THE SECURITIES ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER SECTION 4(a)(7) OF THE SECURITIES ACT OR APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4[(a)](1) AND A HALF SALE.”  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(ii)                                  Removal of Restrictive Legends. The certificates evidencing the Conversion Shares shall not contain any legend restricting the transfer thereof (including the legend set forth above in subsection 2(e)(i)): (A) while a registration statement (including a Registration Statement, as defined in the Registration Rights Agreement) covering the resale of such security by the Holder is effective under the Securities Act, (B) following any sale of such Conversion Shares pursuant to Rule 144, or (C) if such Conversion Shares are eligible for sale under rule 144(b)(1) and the Holder thereof is not, and has not been during the preceding three months, an affiliate (as such term is defined for purposes of Rule 144 under the Securities Act) (the “Unrestricted Conditions”).  Promptly following the Effective Date (as defined below) or such other time as any of the Unrestricted Conditions have been satisfied, the Company shall cause its counsel to issue a legal opinion or other instruction to the Transfer Agent (if required by the Transfer Agent) to effect the issuance of the Conversion Shares without a restrictive legend or, in the case of Conversion Shares that have previously been issued, the removal of the legend thereunder.  If any of the Unrestricted Conditions are met at the time of issuance of the Conversion Shares, then the Conversion Shares shall be issued free of all legends.  The Company agrees that following the Effective Date or at such time as any of the Unrestricted Conditions are met or such legend is otherwise no longer required under this Section 2(e), it will, no later than

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three (3) Trading Days (or if earlier, the number of Trading Days comprising the standard settlement period for U.S. broker-dealer securities transactions) following the delivery (the “Unlegended Shares Delivery Deadline”) by the Holder to the Company or the Transfer Agent of any certificate representing Conversion Shares, as applicable, issued with a restrictive legend (such fourth Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Holder a certificate (or electronic transfer) representing such shares that is free from all restrictive and other legends.  For purposes hereof, “Effective Date” shall mean the date that the first Registration Statement that the Company is required to file pursuant to the Registration Rights Agreement has been declared effective by the SEC.

(iii)                               Sale of Unlegended Shares.  Holder agrees that the removal of the restrictive legend from any certificates representing securities as set forth in Section 2(e)(i) above is predicated upon the Company’s reliance that the Holder will sell any Conversion Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(f)                                   Reservation of Shares.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting Conversions of this Note, such number of Shares as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire Principal of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.  The Company covenants and agrees that, upon any Conversion of this Note, all Shares issuable upon such Conversion shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any Person.

(g)                                  Limitations on Conversion.

(i)                                     Beneficial Ownership Limitation.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue to the Holder, and the Holder may not acquire, a number of Shares upon Conversion or otherwise issue any Shares of Common Stock pursuant hereto or the Facility Agreement to the extent that, upon such Conversion, the number of Shares then beneficially owned by the Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 9.985% of the total number of shares of common stock then issued and outstanding (the “9.985% Cap”); provided, however, that the 9.985% Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the SEC, and the percentage held by the Holder shall be determined in a

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manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of the Holder, the Company shall, within two (2) Trading Days, confirm orally and in writing to the Holder the number of Shares then outstanding.

(ii)                                  Principal Market Regulation.  The Company shall not be required to issue any Shares upon Conversion if the issuance of such Shares together with any previous issuances of Shares under the Notes from and after the Issuance Date would exceed 4,489,566  shares of Common Stock, subject to appropriate adjustment for any Stock Event that occurs after the Issuance Date (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of The Nasdaq Stock Market and any other Principal Market for issuances of Shares in excess of such amount; it being acknowledged, for the avoidance of doubt, that the Company has no obligation to seek such  approval.

3.                                      Registration Failure.  Upon any Registration Failure, in addition to all other available remedies that the Holder may pursue hereunder and under the Facility Agreement and the Registration Rights Agreement, the Company shall pay additional damages to the Holder for each 30-day period (prorated for any partial period) after the date of such Registration Failure in an amount in cash equal to two percent (2%) of the original principal amount of this Note.  Such payments shall accrue until the earlier of (i) such time as the Registration Failure has been cured and (ii) the date on which all of the Conversion Shares may be disposed of for the Holder’s own account without restriction under Rule 144 (including, without limitation, volume restrictions and without the need for the availability of current public information under Rule 144).  All such payments that accrue under this Section 3 shall be payable no later than five business days following such date of accrual.

4.                                      Voting Rights.  Except as required by law, the Holder shall have no voting rights with respect to any of the Conversion Shares until the Conversion Date relating to the conversion of this Note upon which such Conversion Shares are issuable (or in the case of Conversion Shares the issuance of which is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(c)(iii), the first Business Day after the resolution of such bona fide dispute).

5.                                      Amendment; Waiver.  The terms and provisions of this Note shall not be amended or waived except in a writing signed by the Company and the Holder.

6.                                      Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, the Facility Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy, and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note.  The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein.  Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not,

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except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

7.                                      Specific Shall Not Limit General; Construction.  No specific provision contained in this Note shall limit or modify any more general provision contained herein.  This Note shall be deemed to be jointly drafted by the Company and all purchasers of Notes pursuant to the Facility Agreement and shall not be construed against any Person as the drafter hereof.

8.                                      Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

9.                                      Notices.  Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 6.1 of the Facility Agreement.

10.                               Restrictions on Transfer.

(a)                                 Registration or Exemption Required.  This Note has been issued in a transaction exempt from the registration requirements of the Securities Act.  None of the Note or the Conversion Shares may be transferred, sold, assigned, hypothecated or otherwise disposed of except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state securities laws including, without limitation, pursuant to Section 4(a)(7) of the Securities Act, or Rule 144 under the Securities Act or a so-called “4[(a)](i) and a half” transaction.

(b)                                 Assignment. The Holder may sell, transfer, assign, pledge, hypothecate or otherwise dispose of this Note, in whole or in part; provided that (i) the Holder shall deliver a written notice to the Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the Person or Persons to whom the Note shall be assigned and the respective principal amount of the Note to be assigned to each assignee, and (ii) the transferee shall have complied with Section 2.5(d) of the Facility Agreement.  The Company shall effect the assignment within three (3) business days (the “Transfer Delivery Period”), and shall deliver to the assignee(s) designated by Holder a Note or Notes of like tenor and terms for the appropriate principal amount.  This Note and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Holder. The provisions of this Note are intended to be for the benefit of all Holders from time to time of this Note, and shall be enforceable by any such Holder.

11.                               Payment of Collection, Enforcement and Other Costs.  If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any

11

legal proceeding; or (b) an attorney is retained to represent the Holder in any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action, including reasonable attorneys’ fees and disbursements.

12.                               Cancellation.  After all Principal, Interest and other amounts at any time owed under, or on account of, this Note have been paid in full or converted into Shares in accordance with the terms hereof, this Note shall automatically be deemed cancelled, shall be surrendered to the Company for cancellation and shall not be reissued.

13.                               Registered Note.  This Note may be transferred only upon notation of such transfer on the Register, and no assignment thereof shall be effective until recorded therein.

14.                               Waiver of Notice.  To the extent permitted by law, the Company hereby waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Facility Agreement.

15.                               Governing Law.  This Note shall be governed by the laws of the State of New York applicable to contracts made and to be performed in such State. All legal proceedings concerning the interpretation and enforcement of this Note shall be commenced exclusively in the state and federal courts sitting in The City of New York, Borough of Manhattan.  The Company hereby and each Holder (by its acceptance of this Note) irrevocably submits to the exclusive jurisdiction of such courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or other proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or other proceeding is improper or is an inconvenient venue for such proceeding.  The Company hereby and each Holder (by its acceptance of this Note) irrevocably waives personal service of process and consents to process being served in any such suit, action or other proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such person at the address in effect for notices to it under Section 6.1 of the Facility Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  EACH OF THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.

16.                               Interpretative Matters.  Unless the context otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits contained in or attached to this Note, (b) each accounting term not otherwise defined in this Note has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Note shall be by way of example rather than limitation.  If a stock split, stock dividend, stock combination or other

12

similar event occurs during any period over which an average price is being determined, then an appropriate adjustment will be made to such average to reflect such event.

17.                               Execution.  A facsimile, telecopy, PDF or other reproduction of this Note may be delivered by the Company, and an executed copy of this Note may be delivered by the Company by facsimile, e-mail or other similar electronic transmission device pursuant to which the signature of or on behalf of the Company can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  The Company hereby agrees that it shall not raise the execution of facsimile, PDF or other reproduction of this Note, or the fact that any signature was transmitted by facsimile, e-mail or other similar electronic transmission device, as a defense to the Company’s execution of this Note.  Notwithstanding the foregoing, the Company shall be required to deliver an originally executed Note to the Holder.

[Signature page follows]

13

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the date first set forth above.

COMPANY:

NEOS THERAPEUTICS, INC.

By:
Name:
Title:

Exhibit A

CONVERSION NOTICE

Reference is made to the Senior Secured Convertible Note (the “Note”) of NEOS THERAPEUTICS, INC., a Delaware corporation (the “Company”), in the original principal amount of $[          ].  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into Shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted at the Conversion Price (as defined in the Note):

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
By:
Title:

Dated:

DTC Participant Number and Name:
Account Number:

Dated:
Signature

Exhibit B

ASSIGNMENT

(To be executed by the registered holder
desiring to transfer the Note)

FOR VALUE RECEIVED, the undersigned holder of the attached Senior Secured Convertible Note (the “Note”) hereby sells, assigns and transfers unto the person or persons below named the right to receive the principal amount of $           from Neos Therapeutics, Inc., a Delaware corporation (the “Company”), evidenced by the attached Note and does hereby irrevocably constitute and appoint            attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

Fill in for new registration of Note:

Name

Address

Please print name and address of assignee
(including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Note in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

Form of Registration Rights Agreement

Execution Copy

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 1, 2017, by and among Neos Therapeutics, Inc., a Delaware corporation (the “Company”), Deerfield Private Design Fund III, L.P. (“DPDF”) and Deerfield Special Situations Fund, L.P. (“DSSF” and, together with DPDF, the “Original Investors” and each individually, an “Original Investor”).

WHEREAS:

A. In connection with the amendment of the Facility Agreement, dated as of May 11, 2016, by and among the Company and the Original Investors (the “Original Facility Agreement”) pursuant to that certain First Amendment to Facility Agreement, dated as of the date hereof, by and among the Company, the Original Investors and the other parties thereto (the “First Amendment”), the Company is issuing Convertible Notes (as defined below) which permit each holder to convert the principal of the Convertible Note (as defined below) held thereby into shares of the Company’s common stock (“Common Stock”), in each case, upon the terms and conditions, and subject to the limitations, set forth in the Convertible Notes; and

B. To induce the Original Investors to execute and deliver the First Amendment, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

1. DEFINITIONS.

a. As used in this Agreement, the following terms shall have the following meanings:

(i) “Additional Filing Deadline” means, with respect to any Registration Statement that may be required pursuant to Section 2(a)(ii), (A) the first date or time that such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, or (B) if such additional Registration Statement is required for a reason other than as described in (A) above, the twentieth (20th) day following the date on which the Company first knows that such additional Registration Statement is required; provided, however, if the Additional Filing Deadline would otherwise fall more than 45 days, but less than 76 days, after the end of the Company’s most recent fiscal year and the Company is unable to comply with the Additional Filing Deadline solely as a result of the unavailability of audited financial statements for such fiscal year, the Additional Filing Deadline shall be extended until the first business day following the earlier to occur of (a) the deadline (without regard to any extensions that may be permitted by

Rule 12b-25 under the Exchange Act) for filing by the Company of an annual report on Form 10-K containing such financial statements with the SEC and (b) the date on which the Company files an annual report on Form 10-K containing such financial statements with the SEC.

(ii) “Additional Registration Deadline” means, with respect to any additional Registration Statement(s) that may be required to be filed pursuant to Section 2(a)(ii), the thirtieth (30th) day following (A) the first date or time that such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required because the SEC shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, or (B) if such additional Registration Statement is required for a reason other than as described in (A) above, the fortieth (40th) day following the date on which the Company first knows that such additional Registration Statement(s) is required; provided, however, if the applicable Additional Filing deadline is extended due to the proviso contained in Section 1(a)(i) above, then such Additional Registration Deadline shall be extended until the thirtieth (30th) or fortieth (40th) day, as the case may be, following the Additional Filing Deadline, as so extended, and provided, further, that if, following the filing date but before the date that the Additional Registration Statement is declared effective by the SEC, the Company is unable to file a pre-effective amendment to the Additional Registration Statement that is required in order to cause such Additional Registration Statement to become effective because such amendment would otherwise be filed more than 45 days, but less than 76 days, after the end of the Company’s last fiscal year and the audited financial statement for such year are unavailable, the Additional Registration Deadline shall be the date that is the later of (a) thirty (30) days after the earlier of (1) the deadline (without regard to any extensions that may be permitted by Rule 12b-25 under the Exchange Act) for filing by the Company of an annual report on Form 10-K containing such financial statements with the SEC and (2) the date on which the Company files an annual report on Form 10-K containing such financial statements with the SEC, and (b) forty-five (45) days after the Registration Statement is filed.

(iii)  “Convertible Notes” means the Senior Secured Convertible Note(s) issued by the Company pursuant to the Facility Agreement evidencing the Accrued Interest Amount (as defined in the Facility Agreement).

(iv) “Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder, and any successor statute.

(v) “Facility Agreement” means the Original Facility Agreement, as amended by the First Amendment and as may otherwise be amended, restated or modified and in effect from time to time.

(vi) “Filing Deadline,” for the Registration Statement required pursuant to Section 2(a)(i), shall mean the date that is thirty (30) calendar days following the date hereof, and, for each Registration Statement required pursuant to Section 2(a)(ii) shall mean the Additional Filing Deadline.

(vii) “FINRA” means the Financial Industry Regulatory Authority (or successor thereto).

(viii) “Investor” means any Original Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

(ix) “Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

(x) “Prospectus” means (i) any prospectus (preliminary or final) included in any Registration Statement, as may be amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act relating to any offering of Registrable Securities pursuant to a Registration Statement.

(xi) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(xii) “Registrable Securities,” for a given Registration, means (a) any shares of Common Stock (the “Conversion Shares”) issued or issuable upon conversion of the Convertible Notes (without giving effect to any limitations on conversion set forth in the Convertible Notes), and (b) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the foregoing; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (x) a Registration Statement with respect to the sale of such securities has become effective under the Securities Act and such securities have been disposed of in accordance with such Registration Statement, (y) such securities are sold in accordance with Rule 144 under the Securities Act or any successor rule (“Rule 144”), or (z) all of such securities may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof), and without compliance with any “current public information” requirement, pursuant to Rule 144.

(xiii) “Registration Deadline” shall mean, for purposes of the Registration Statement required pursuant to Section 2(a)(i), the earlier of (i) the date that is seventy-five (75) days after the date that the applicable Registration Statement is actually filed or (ii) the date that is seventy-five (75) days after the applicable Filing Deadline and, with respect to any Registration Statement required pursuant to Section 2(a)(ii), the Additional Registration Deadline.

(xiv) “Registration Statement(s)” means any registration statement(s) of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits to, and all material incorporated by reference in, such Registration Statement.

(xv)  Rule 415” means Rule 415 under the Securities Act or any successor rule providing for the offering of securities on a continuous basis.

2. REGISTRATION.

a. MANDATORY REGISTRATION.  (i) Following the date hereof, the Company shall prepare, and, on or prior to the applicable Filing Deadline, file with the SEC a Registration Statement (the “Mandatory Registration Statement”) on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Investors, which consent shall not be unreasonably withheld) covering the resale of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of, or otherwise pursuant to, the Convertible Notes or the Conversion Shares to prevent dilution resulting from stock splits, stock dividends or similar transactions. The number of shares of Common Stock initially included in such Registration Statement shall be no less than 940,924 shares.  Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of) the Investors and their counsel prior to its filing or other submission.

(ii) If for any reason, despite the Company’s use of its best efforts to include all of the Registrable Securities in the Registration Statement filed pursuant to Section 2 (a)(i) above, the Company is not permitted to include all of the Registrable Securities in, or for any other reason any Registrable Securities are not then included in, such Registration Statement, then the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.

b. RESERVED.

3.  OBLIGATIONS OF THE COMPANY. In connection with any registration of the Registrable Securities hereunder, the Company shall have the following obligations:

a. The Company shall prepare promptly, and file with the SEC as soon as practicable after such registration obligation arises hereunder (but in no event later than the applicable Filing Deadline), a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), as applicable, and thereafter use its best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event shall cause each such Registration Statement relating to Registrable Securities to become effective no later than the Registration Deadline, and shall thereafter keep the Registration Statement current and effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities included in such Registration Statement have been sold and (ii) the date on which no Investor holds any

Registrable Securities (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), except for information provided in writing by an Investor pursuant to Section 4(a), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.  In the event that Form S-3 is not available for the registration of the resale of any Registrable Securities hereunder (but, for the avoidance of doubt, without in any way affecting the Company’s obligation to register the resale of the Registrable Securities on such other form as is available, as provided in Section 2(a)), (i) the Company shall undertake to file, within twenty-five (25) days of such time as such form is available for such registration, a post-effective amendment to the Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering such Registrable Securities on Form S-3; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the SEC, and (ii) the Company shall provide that any Registration Statement on Form S-1 filed hereunder shall incorporate documents by reference (including by way of forward incorporation by reference) to the maximum extent possible.

b. Subject to Section 3(q) hereof, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each Registration Statement as may be necessary to keep each Registration Statement current and effective at all times during the Registration Period, and, during the Registration Period, shall comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Securities covered by each Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon conversion of, or otherwise pursuant to, the Convertible Notes, without giving effect to any limitations on the Investors’ ability to convert the Convertible Notes, then the Company shall as soon as practicable, but in any event within twenty (20) days after the Registration Trigger Date, amend the Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (assuming a Conversion Price (as defined in the Convertible Notes) of Seven Dollar ($7.00) (subject to appropriate adjustment for any Stock Event (as defined in the Convertible Notes) that occurs after the date of this Agreement) and without giving effect to any limitations on conversion contained in the Convertible Notes) as of the second Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement with the SEC.  The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event the Company shall cause such amendment and/or new Registration Statement to become effective within sixty (60) days of the Registration Trigger Date or as promptly as practicable in the event the Company is required to increase its authorized shares.  “Trading Day” shall mean any day on which the Common Stock is traded for any period on the NASDAQ Global Market (the “NasdaqGM”), or if not the

NasdaqGM, the principal securities exchange or other securities market on which the Common Stock is then being traded.  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all Registrable Securities” specified above if as of any date of determination (A) the number of shares of Common Stock equal to the sum of (x) the total number of Conversion Shares so issued or issuable (assuming a Conversion Price of Seven Dollar ($7.00) (subject to appropriate adjustment for any Stock Event that occurs after the date of this Agreement) and without giving effect to any limitations on conversion contained in the Convertible Notes) plus (y) the number of shares of Common Stock otherwise beneficially owned by the Investors that remain Registrable Securities as of such date of determination is greater than (B) the number of shares of Common Stock available for resale under such Registration Statement.  The foregoing calculations shall be made without regard to any limitations on conversion of the Convertible Notes.

c. The Company shall furnish or otherwise make available to each Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of a Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought or intends to seek confidential treatment); and provided that the Company may excise any information contained therein which would constitute material non-public information as to any Investor which has not executed a confidentiality agreement with the Company, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as an Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor; provided that the Company may determine in its reasonable judgment to provide any such copies in electronic form only.  The Company will promptly notify each of the Investors by electronic mail of the effectiveness of each Registration Statement or any post-effective amendment. The Company will respond to any and all comments received from the SEC as soon as reasonably practicable, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and, as soon as practicable, but in no event later than three (3) business days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, shall file a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) business days after the submission of such request; provided, however, that if during such period, the Company is unable to file such acceleration request because such acceleration request would otherwise be filed more than 45, but less than 76 days, after the end of the Company’s most recent fiscal year and the audited financial statements for such fiscal year are unavailable at such time, such obligation to file an acceleration request shall be extended until the first business day following the earlier of (a) the deadline (without regard to any extensions that may be permitted by Rule 12b-25 under the Exchange Act) for filing by the Company of an annual report on Form 10-K containing such financial statements with the SEC and (b) the date on which the Company files an annual report on Form 10-K containing such financial statements with the SEC.  After such Registration Statement becomes effective, the Company will file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) under the Securities Act within the time period required by the Securities Act.

d. The Company shall use its best efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investors shall reasonably request in writing, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

e. Subject to Section 3(q) hereof, as promptly as practicable after becoming aware of such event, the Company shall notify each Investor that holds Registrable Securities of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and promptly prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment and to notify each Investor that holds Registrable Securities (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

g. The Company shall permit a single firm of counsel designated by the Investors (“Legal Counsel”) to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), a reasonable period of time prior to their filing with the SEC (not less than five (5) business days but not more than eight (8) business days) and use commercially reasonable efforts to reflect in such documents any comments as such counsel may reasonably propose (so long as such comments are provided to the Company at least two (2) business days prior to the expected filing date) (provided that the Company shall make the final decision as to the form and content of each such document) and will not request acceleration of such Registration Statement without prior notice to Legal Counsel.  Any fees incurred by Legal Counsel shall be governed by Section 6 of this Agreement.

h. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning any Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i. The Company shall use its best efforts to cause all the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the initial Registration Statement.

k. The Company shall cooperate with each Investor that holds Registrable Securities being offered and the managing underwriter or underwriters as reasonably requested by them with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as such Investor or the managing underwriter or underwriters, if any, may reasonably request.  Within three (3) business days after a Registration Statement which includes Registrable Securities becomes effective, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Investor) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue the Registrable Securities free of restrictive legends.

l. At the reasonable request of an Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to make changes to the plan of distribution set forth in such Registration Statement.

m. The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities (other than Registrable Securities) in any Registration Statement filed pursuant to Section 2(a) hereof or any amendment or supplement thereto under

Section 3(b) hereof without the consent of Investors holding a majority-in-interest of the then outstanding Registrable Securities.  In addition, the Company shall not include any securities for its own account or the account of others in any Registration Statement filed pursuant to Section 2(a) hereof or any amendment or supplement thereto filed pursuant to Section 3(b) hereof without the consent of Investors holding a majority-in-interest of the then outstanding Registrable Securities.

n. Reserved.

o. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC).

p.  If required by the FINRA Corporate Financing Department, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use its best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

q.  Notwithstanding anything to the contrary in Section 3(e), at any time after the effective date of the applicable Registration Statement, the Company may delay the effectiveness of any Registration Statement, other than the Registration Statement filed pursuant to Section 2(a)(i) hereof, or suspend the use of any prospectus forming a part of any Registration Statement, in its reasonable, good faith discretion, due to the non-disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and not, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall (i) promptly notify the Investors in writing of the existence of a Grace Period (provided that in each notice the Company shall not be required to disclose the content of such material non-public information to any Investor) and the date on which the Grace Period will begin, and (ii) as soon as practicable after such date may be determined, notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that (A) no Grace Period shall exceed forty-five (45) consecutive days, (B) during any three hundred sixty five (365) day period, such Grace Periods shall not exceed an aggregate of seventy-five (75) days, and (C) the first day of any Grace Period must be at least ten (10) Trading Days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 3(q) being referred to as an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period, damages pursuant to Section 3 of the Convertible Notes shall not accrue on any day during an Allowable Grace Period, and the unavailability of a Registration Statement for resales of the Registrable Securities on any day during an Allowable Grace Period shall not constitute a “Registration Failure” (as defined in the Convertible Notes).  Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

4. OBLIGATIONS OF THE INVESTOR. In connection with the registration of the Registrable Securities, each Investor shall have the following obligations:

a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of an Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven (7) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor.  Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.  An Investor must provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any Registrable Securities included in the Registration Statement.

b. Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of the Investor’s Registrable Securities from such Registration Statement.

c. In the event of an underwritten offering pursuant to Section 2(b) in which any Registrable Securities of any Investor are to be included, such Investor agrees to enter into and perform the Investor’s obligations under an underwriting agreement, in usual and customary form, including customary indemnification and contribution obligations (as applicable to selling security holders generally), with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Investor Registrable Securities.

d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f).

e.  Each Investor agrees that it will not effect any disposition or other transfer of the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act or pursuant to, and as contemplated in, a Registration Statement, and that it will promptly notify the Company of any material changes in the information set forth in a Registration Statement furnished by or regarding such Investor or its plan of distribution other than changes in the number of shares beneficially owned.

5. REGISTRATION FAILURE.  In the event of a Registration Failure (as defined in the Convertible Notes), the Investors shall be entitled to such rights as set forth in the Convertible Notes.

6. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company.  The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in the aggregate amount up to $25,000 per registration in connection with registrations pursuant to Section 2 or 3 of this Agreement.

7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. The Company will indemnify, hold harmless and defend (i) each Investor, (ii) the directors, officers, partners, managers, members, employees, agents of each Investor, and each Person who controls any Investor within the meaning of the Securities Act or the Exchange Act, if any, (iii) any underwriter (as defined in the Securities Act) for each Investor in connection with an underwritten offering pursuant to Section 2(b) hereof, and (iv) the directors, officers, partners, employees and each Person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in any Registration Statement, or any amendment as supplement thereto, or any filing made under state securities laws as required hereby, or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a) (A) shall not apply to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; and (B) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any of the Investors pursuant to Section 10.

b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be;

provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel for such Indemnified Person, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by the Investors. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action.  The Company shall not, without the prior written consent of the Indemnified Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Indemnified Party is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault or culpability on the part of any Indemnified Person.

c.  Each Investor will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, or agents of the Company, if any (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, which occurs due to the inclusion by the Company in a Registration Statement of false or misleading information about an Investor, where such information was furnished in writing to the Company by or on behalf of such Investor expressly for the purpose of inclusion in such Registration Statement.  Such Investor shall reimburse the Company Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 7(c) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investors, which consent shall not be unreasonably withheld or delayed; and provided, further, however, that an Investor shall be liable under this Section 7(c) for only that amount of a Claim as does not exceed the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Person.

d.  Promptly after receipt by a Company Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against any Investor under this Section 7, deliver to such Investor a written notice of the commencement thereof, and such Investor shall have the right to participate in, and, to the extent such Investor so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Investor and such Company Indemnified Person.

PROVIDED, HOWEVER, that a Company Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the applicable Investor, if, in the reasonable opinion of counsel for the Company, the representation by such counsel of the Company Indemnified Person and the Investor would be inappropriate due to actual or potential material differing interests between the Company Indemnified Person and any other party represented by such counsel in such proceeding. An Investor shall pay for only one separate legal counsel for the Company Indemnified Persons, and such legal counsel shall be selected by the Company. The failure to deliver written notice to the Investor within a reasonable time of the commencement of any such action shall not relieve the Investor of any liability to the Company Indemnified Person under this Section 7, except to the extent that the Investor is actually prejudiced in its ability to defend such action.  No Investor shall, without the prior written consent of the Company Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Company Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Company Indemnified Person of a full release from all liability with respect to such Claim or which includes any admission as to fault or culpability on the part of any Company Indemnified Person.

8.  CONTRIBUTION.  If for any reason the indemnification provided for in Section 7(a) or 7(c) (as applicable) is unavailable to an Indemnified Person or Company Indemnified Person (as applicable) or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Person or Company Indemnified Person (as applicable) as a result of the Claim in such proportion as is appropriate to reflect the relative fault of the Indemnified Person or Company Indemnified Person (as applicable) and the indemnifying party (provided that the relative fault of any Company Indemnified Person shall be deemed to include the fault of all other Company

Indemnified Persons), as well as any other relevant equitable considerations.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of an Investor be greater in amount than the net amount of proceeds received by such Investor as a result of the sale of Registrable Securities giving rise to such contribution obligation pursuant to the applicable Registration Statement (net of the aggregate amount of any damages or other amounts such Investor has otherwise been required to pay (pursuant to Section 7(c) or otherwise) by reason of such Investor’s untrue or alleged untrue statement or omission or alleged omission).

9.  REPORTS UNDER THE 1934 ACT.  During the Reporting Period (as defined in the First Amendment), with a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

a.  make and keep public information available, as those terms are understood and defined in Rule 144;

b.  file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.  so long as any of the Investors owns Registrable Securities, promptly upon request, furnish to such Investor (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit such Investor to sell such Registrable Securities pursuant to Rule 144 without registration.

10.  ASSIGNMENT OF REGISTRATION RIGHTS.  The rights under this Agreement shall be automatically assignable by each Investor to any transferee of all or any portion of the Registrable Securities (provided such transfer is permitted under the Convertible Notes) if:  (i) such Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein as applicable to the Investors.  In the event that an Investor transfers all or any portion of its Registrable Securities pursuant to this Section, the Company shall have up to ten (10) days to file any amendments or supplements necessary to keep a Registration Statement current and effective pursuant to Rule 415, and the commencement date of any Registration Failure (as defined in the Convertible Notes) caused thereby will be extended by ten (10) days.

11.  AMENDMENT OF REGISTRATION RIGHTS.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the holders of a majority in interest of then-outstanding Registrable Securities.  Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each of the Investors and the Company.

12.  MISCELLANEOUS.

a.  A Person is deemed to hold, and be a holder of, shares of Common Stock or other Registrable Securities whenever such Person owns of record or beneficially through a “street name” holder such shares of Common Stock or other Registrable Securities (or the Convertible Notes, Conversion Shares or other securities upon exercise, conversion or exchange of which such Registrable Securities are directly or indirectly issuable, without giving effect to any limitations on exercise, conversion or exchange of the Convertible Notes, Conversion Shares or other securities), and solely for purposes hereof, Registrable Securities shall be deemed outstanding to the extent they are directly or indirectly issuable upon exercise, conversion or exchange (as applicable) of the Convertible Notes, Conversion Shares or other outstanding securities, Registrable Securities, without giving effect to any limits on exercise, conversion or exchange of the Convertible Notes, Conversion Shares or other securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or the Convertible Notes or Conversion Shares or other securities upon exercise, conversion, redemption or exchange of which such Registrable Securities are directly or indirectly issuable).

b.  Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by electronic mail and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by electronic mail, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

Neos Therapeutics, Inc.

2940 N. Hwy 360, Suite 400

Grand Prairie, TX 75050

Facsimile: (972) 408-1143

E-mail: reisenstadt@neostx.com

Attn: Richard Eisenstadt

With copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Facsimile: (617) 801-8864

Email: jtheis@goodwinlaw.com

Attn: Joseph C. Theis, Jr., Esq.

If to an Investor:

c/o Deerfield Mgmt, L.P.
780 Third Avenue, 37th Floor
New York, NY 10017
Fax:  (212) 599-3075
Email:  dclark@deerfield.com

Attn:  David J. Clark, Esq.

With a copy to:

Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022
Fax:  (212) 940-8776

Email: mark.fisher@kattenlaw.com and mark.wood@kattenlaw.com
Attn:  Mark I. Fisher, Esq.

Mark D. Wood, Esq.

Each party shall provide notice to the other party of any change in address.

c.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, borough of Manhattan.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e.  This Agreement, the Convertible Notes and the Facility Agreement (including all schedules and exhibits thereto), including the First Amendment, constitute the entire agreement among the parties hereto with respect to the subject matter hereof.  This Agreement, the Convertible Notes and the Facility Agreement (including all schedules and exhibits thereto), including the First Amendment, supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

f.  Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, and the provisions of Sections 7 and 8 hereof shall inure to the benefit of, and be enforceable by, each Indemnified Person and Company Indemnified Person (as applicable).

g.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Investors shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

k.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

m.  In the event an Investor shall sell or otherwise transfer any of such holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor.

n.  There shall be no oral modifications or amendments to this Agreement.  This Agreement may be modified or amended only in writing.

o.  The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company to the extent such registration rights limit in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415 and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.

p.  The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

q.  Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (ii) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

[Remainder of page left intentionally blank]

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

NEOS THERAPEUTICS, INC., a Delaware corporation

By:
Name:	Richard Eisenstadt
Title:	Chief Financial Officer, Secretary and Treasurer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTORS:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By: Deerfield Mgmt, L.P., its General Partner
By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Mgmt, L.P., its General Partner
By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:	David J. Clark
Title:	Authorized Signatory

Schedule I

Lender	Principal Amount of Senior Secured Convertible Note at Issuance
DEERFIELD PRIVATE DESIGN FUND III, L.P.	$4,390,974.48
DEERFIELD SPECIAL SITUATIONS FUND, L.P.	$2,195,487.24

15

Schedule   2(d)(i)(B)(i)

Cite:                      Bloomberg L.P. (2017) Earnings Matrix for Neos Therapeutics Inc. Q1March 2014 to Q4 December 2018.  Retrieved May 26, 2017 from Bloomberg database.

16

Schedule   2(d)(i)(B)(ii)

New Drug Application # 205,489 for Cotempla XR-ODT — PDUFA date of June 19, 2017

New Drug Application #204325 for NT-0201 — PDUFA date of September 15, 2017

17